[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS LIR GOVERNMENT SECURITIES FUND

SEMIANNUAL REPORT

OCTOBER 31, 2002

UBS LIR GOVERNMENT SECURITIES FUND

December 16, 2002

DEAR SHAREHOLDER,

We present you with the semiannual report for the UBS LIR Government Securities Fund for the six months ended October 31, 2002.

AN INTERVIEW WITH PORTFOLIO MANAGER SUSAN RYAN

Q. CAN YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE REPORTING PERIOD?

A. Initially, the U.S. economy appeared to be gaining momentum. First quarter 2002 gross domestic product (GDP) was a healthy 5.0%, up from 1.7% over the prior quarter. However, this up-tick proved short-lived. Ongoing threats of terrorism, turmoil in the Middle East, anemic corporate spending and waning consumer confidence in the wake of the stock market's decline and various corporate accounting scandals all took their toll. The end result: second quarter 2002 GDP growth was ultimately a less-than-expected 1.1%. While the most recent preliminary estimate for third quarter GDP is 4.0%, economists are projecting that GDP for the last three months of the year will fall far short of that figure--perhaps between 1% and 2%.

Q. WHAT ARE SOME OF THE REASONS WHY ECONOMIC GROWTH APPEARS TO BE DECLINING?

A. For some time, consumer spending was propping up the economy as corporations postponed major purchases pending clearer signs of a sustainable economic upturn. The strength in consumer spending was in part fueled by zero percent financing for automobiles and the incremental cash people received from refinancing their homes. However, the pent-up demand for automobiles appears to be waning and the refinancing boom has likely peaked. In addition, heightening geopolitical risk--namely, the potential for another terrorist strike and a war with Iraq--appears to be inhibiting both consumer and corporate spending.

[SIDENOTE]

UBS LIR GOVERNMENT SECURITIES FUND

INVESTMENT GOAL:

Provide as high a level of current interest income as is consistent with maintaining liquidity and principal stability.

PORTFOLIO MANAGER:

Susan P. Ryan

UBS Global Asset
Management (US) Inc.

COMMENCEMENT:

Institutional shares - June 3, 1991

Select shares - May 23, 2001

DIVIDEND PAYMENTS:

Monthly

Q. HOW DID THE FUND PERFORM IN THIS TURBULENT ENVIRONMENT?

A. Short-term interest rates fell during the period, so the yields available through money market instruments were extremely low. At the end of the reporting period, the Fund's seven-day current yield was 1.44%, down from 1.60% at the end of its fiscal year on April 30, 2002. (For more on performance, refer to "Performance At A Glance" on page 4.)

   Our investment strategy led us to increase the Fund's weighted average maturity to 50 days, up from 35 days, during the reporting period. We did this in an effort to lock in higher yields as interest rates declined. In addition, given the combination of an uncertain economy, a proliferation of corporate accounting scandals and high profile bankruptcies, the credit markets were extremely volatile during the period. Therefore, we emphasized Treasury and Agency securities that offered the highest credit quality and liquidity, which helped us to avoid the problems that plagued the corporate credit markets.

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND HOW DO YOU ANTICIPATE STRUCTURING THE PORTFOLIO GOING FORWARD?

A. Looking ahead, we are skeptical concerning the strength of an economic recovery. While we don't think the economy will dip back into a recession, the risk exists.

   After spending some time waiting for clearer signs on the economy, the Federal Reserve (the "Fed") made the decision at its November meeting to lower the federal funds rate (the rate U.S. banks charge each other for overnight loans) by 50 basis points, down to 1.25%--a 41-year low. In a statement, the Fed cited economic data that confirmed uncertainty in the marketplace as the primary reason for the move, which was implemented in order to provide support "as the economy works its way through this current soft spot."

   From an investment strategy perspective, credit quality and liquidity will continue to be of paramount importance. We expect to allocate a large portion of the portfolio to Treasuries and Agencies. We also expect to employ what is known as a "barbell" strategy, whereby we purchase securities at both ends of the maturity spectrum. This strategy will provide the liquidity we need through our shorter-term securities, which are typically less than a month in duration. The Fund's longer-term securities--with maturities of up to one year in duration--will generate incremental yield.

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Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS funds,* please contact your financial advisor or visit us at www.ubs.com.

Sincerely,

/s/ Brian M. Storms

Brian M. Storms
PRESIDENT
UBS LIR Government Securities Fund
PRESIDENT AND CHIEF EXECUTIVE OFFICER
UBS Global Asset Management (US) Inc.

/s/ Susan P. Ryan

Susan P. Ryan
PORTFOLIO MANAGER
UBS LIR Government Securities Fund
EXECUTIVE DIRECTOR
UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended October 31, 2002, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. The prospectus for the fund contains more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PERFORMANCE AT A GLANCE

YIELD AND CHARACTERISTICS                  10/31/02   4/30/02   10/31/01
------------------------------------------------------------------------
Seven-Day Current Yield*
========================================================================
 Institutional Shares                          1.44%     1.60%      2.46%
 Select Shares                                 1.54      1.70       2.56

Seven-Day Effective Yield*
========================================================================
 Institutional Shares                          1.45%     1.61%      2.49%
 Select Shares                                 1.55      1.71       2.59

Weighted Average Maturity**                 50 days   35 days    38 days

Net Assets (mm)                            $  299.6  $  227.9   $  246.4
------------------------------------------------------------------------

SECTOR ALLOCATION***                       10/31/02   4/30/02   10/31/01
------------------------------------------------------------------------
U.S. Government & Agency Obligations           96.3%     79.8%      85.8%

Money Market Funds                              3.8       8.3        6.2

Repurchase Agreements                            --      11.9        8.1

Liabilities in Excess of Other Assets          (0.1)       --       (0.1)
------------------------------------------------------------------------
TOTAL                                         100.0%    100.0%     100.0%
========================================================================

* Yields will fluctuate and reflect fee waivers. Performance data quoted represent past performance. Past performance does not guarantee future results.
** The Fund is actively managed and its weighted average maturity will differ over time.
*** Weightings represent percentages of net assets as of the dates indicated.
    The Fund's portfolio is actively managed and its composition will vary over time.

STATEMENT OF NET ASSETS -- OCTOBER 31, 2002 (UNAUDITED)

PRINCIPAL
 AMOUNT                                              MATURITY      INTEREST
 (000)                                                DATES          RATES          VALUE
----------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--96.26%
----------------------------------------------------------------------------------------------
$ 103,796  U.S. Treasury Bills                      11/07/02 to     1.430 to
                                                    04/24/03        1.850%@    $   103,520,743

   26,000  Federal Farm Credit Bank                                 1.750 to
                                                    11/01/02        1.775*          25,999,155

   13,000  Federal Farm Credit Bank                 11/08/02 to     1.670 to
                                                    11/19/02        1.690@          12,993,196

    4,000  Federal Farm Credit Bank                 10/03/03 to
                                                    11/07/03        1.900            4,000,000

   10,000  Federal Home Loan Bank                   11/01/02        1.810*           9,997,877

   32,000  Federal Home Loan Bank                   11/06/02 to     1.650 to
                                                    01/08/03        1.880@          31,965,983

   16,000  Federal Home Loan Bank                   06/13/03 to     1.000 to
                                                    10/27/03        2.720           16,000,000

   10,000  Student Loan Marketing Association       11/01/02        2.480*           9,998,094

   52,000  Student Loan Marketing Association       11/01/02 to     1.600 to
                                                    11/08/02        1.720@          51,989,141

    2,000  Student Loan Marketing Association       04/02/03        2.450            2,000,000

   20,000  Tennesee Valley Authority                12/13/02        1.570@          19,963,367

Total U.S. Government & Agency Obligations
  (cost--$288,427,556)                                                             288,427,556
==============================================================================================

NUMBER OF
 SHARES
  (000)
----------------------------------------------------------------------------------------------
MONEY MARKET FUNDS--3.81%
----------------------------------------------------------------------------------------------
    5,363  Blackrock Provident Institutional
             Treasury Trust Portfolio               11/01/02        1.500+           5,363,093

    6,074  Goldman Sachs Financial Square
             Treasury Instruments Fund              11/01/02        1.458+           6,073,745

Total Money Market Funds (cost--$11,436,838)                                        11,436,838
==============================================================================================
Total Investments (cost--$299,864,394
  which approximates cost for federal income
  tax purposes)--100.07%                                                           299,864,394

Liabilities in excess of other assets--(0.07)%                                        (221,110)

Net Assets (applicable to 139,669,163 and
  159,951,556 of Institutional Shares and
  Select Shares, respectively, each equivalent
  to $1.00 per share)--100.00%                                                 $   299,643,284
==============================================================================================

* Variable rate securities--maturity dates reflect earlier of reset date or maturity date. The interest rates shown are the current rates as of October 31, 2002 and reset periodically.
@ Interest rates shown are the discount rates at date of purchase.
+ Interest rates shown reflect yield at October 31, 2002

                       Weighted average maturity--50 days

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                      FOR THE SIX
                                                                                      MONTHS ENDED
                                                                                    OCTOBER 31, 2002
                                                                                      (UNAUDITED)
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                               $   2,344,137

EXPENSES:
Investment advisory and administration fees                                                  329,503

Shareholder servicing fees--Institutional shares                                              84,986

Transfer agency and related services fees                                                     66,345

Professional fees                                                                             35,018

State registration fees                                                                       24,093

Reports and notices to shareholders                                                           20,928

Custody and accounting                                                                        13,780

Insurance expense                                                                              5,699

Trustees' fees                                                                                 5,213

Interest expense                                                                               3,791

Other expenses                                                                                14,701

                                                                                             604,057

Less: Fee waivers/reimbursements from investment advisor and administrator                  (264,845)

Net expenses                                                                                 339,212

Net investment income                                                                      2,004,925

Net realized loss from investment transactions                                                (1,345)

Net increase in net assets resulting from operations                                   $   2,003,580
====================================================================================================

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                    FOR THE SIX
                                                                    MONTHS ENDED        FOR THE
                                                                  OCTOBER 31, 2002    YEAR ENDED
                                                                    (UNAUDITED)      APRIL 30, 2002
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                               $    2,004,925   $    7,116,318

Net realized gains (losses) from investment transactions                    (1,345)           5,362

Net increase in net assets resulting from operations                     2,003,580        7,121,680

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Institutional shares                             (1,264,305)      (5,540,669)

Net investment income--Select shares                                      (740,620)      (1,575,649)

                                                                        (2,004,925)      (7,116,318)

Net increase (decrease) in net assets from
  beneficial interest transactions                                      71,730,729      (32,255,924)

Net increase (decrease) in net assets                                   71,729,384      (32,250,562)

NET ASSETS:
Beginning of period                                                    227,913,900      260,164,462

End of period                                                       $  299,643,284   $  227,913,900
===================================================================================================

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS LIR Government Securities Fund (the "Fund") is a diversified series of Liquid Institutional Reserves (the "Trust"), an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Trust currently offers three no-load series: the Fund, the UBS LIR Money Market Fund and the UBS LIR Treasury Securities Fund. The financial statements for the UBS LIR Money Market Fund and UBS LIR Treasury Securities Fund are not included herein.

The Fund currently offers two classes of shares, Institutional shares and Select shares. Each class represents interests in the same assets of the Fund, and both classes have equal voting privileges, except that owners of Institutional shares receive certain services directly from financial intermediaries, bear certain service fees and to the extent that matters pertaining to the Shareholder Services Plan or to the Institutional shares are submitted to shareholders for approval, only the holders of Institutional shares shall be entitled to vote thereon.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME-- Investments are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees (the "Board") determines that this does not represent fair value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NET INVESTMENT INCOME AND INVESTMENT TRANSACTIONS--Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

INVESTMENT ADVISOR AND ADMINISTRATOR

The Trust has an Investment Advisory and Administration Contract ("Advisory Contract") with UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, under which UBS PaineWebber serves as investment advisor and administrator of the Fund. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund pays UBS PaineWebber an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets. At October 31, 2002, the Fund owed UBS PaineWebber $54,351 in investment advisory and administration fees.

UBS Global Asset Management (US) Inc. ("UBS Global AM") serves as sub-advisor and sub-administrator to the Trust pursuant to a Sub-Advisory and Sub-Administration Contract ("Sub-Advisory Contract") between UBS PaineWebber and UBS Global AM. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. In accordance with the Sub-Advisory Contract, UBS PaineWebber (not the Fund) pays UBS Global AM a fee, accrued daily and paid monthly, at an annual rate of 50% of the fee paid by the Fund to UBS PaineWebber under the Advisory Contract, net of waivers and/or reimbursements.

The Fund and UBS PaineWebber have entered into a written management fee waiver/expense reimbursement agreement under which UBS PaineWebber is contractually obligated to waive 0.10% of its investment advisor and administration fees and to reimburse Fund expenses through August 31, 2003, to the extent that the Fund's expenses otherwise would exceed 0.29% for Institutional shares and 0.19% for Select shares. At October 31, 2002, UBS PaineWebber owed the Fund $43,786 for fee waivers and reimbursement under the above agreement. The Fund has agreed to repay UBS PaineWebber for any reimbursed expenses if it can do so over the following three years without causing the Fund's expenses in any of those years to exceed the aforementioned rates. For the six months ended October 31, 2002, UBS PaineWebber reimbursed $135,193 in expenses, which is subject to repayment through April 30, 2006.

SHAREHOLDER SERVICES PLAN AND AGREEMENT

Under a Shareholder Services Plan and Agreement ("Service Agreement") adopted with respect to its Institutional shares on May 9, 2001, the Fund has agreed to pay UBS Global AM monthly fees at the annual rate of 0.10% of the average daily net assets of the Institutional shares owned by the customers of a financial intermediary that has entered into a service agreement with

----------
* UBS PaineWebber is a service mark of UBS AG.

UBS Global AM. Under each Service Agreement with those financial intermediaries, UBS Global AM pays an identical fee to the financial intermediaries for certain support services that they provide to their customers as specified in the Service Agreement. At October 31, 2002, the Fund owed UBS Global AM $12,659 in shareholder service fees.

BANK LINE OF CREDIT

The Fund participated with other funds managed, advised or sub-advised by UBS Global AM in a $300 million committed credit facility ("Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes.

Under the Facility arrangement, the Fund had agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest would be charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended October 31, 2002, the Fund had an average daily amount of borrowing outstanding under the Facility of $19,997,000 for three days with a related weighted average annualized interest rate of 2.27%. For the six months ended October 31, 2002, the Fund paid a commitment fee of $1,846 to UBS AG.

OTHER LIABILITIES

At October 31, 2002, dividends payable and other accrued expenses were $325,530 and $90,516, respectively.

FEDERAL TAX STATUS

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.

At October 31, 2002, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the six months ended October 31, 2002 and the fiscal year ended April 30, 2002 was ordinary income.

SHARES OF BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                               INSTITUTIONAL SHARES               SELECT SHARES
                            ---------------------------   -----------------------------
                                                                         FOR THE PERIOD
                             FOR THE SIX     FOR THE       FOR THE SIX    MAY 23, 2001+
                            MONTHS ENDED    YEAR ENDED    MONTHS ENDED         TO
                             OCTOBER 31,     APRIL 30,     OCTOBER 31,      APRIL 30,
                                2002           2002           2002            2002
---------------------------------------------------------------------------------------
Shares sold                  107,704,617    718,807,927    546,303,396      464,967,870

Shares repurchased          (142,893,947)  (810,793,031)  (441,130,481)    (411,440,919)

Dividends reinvested           1,255,124      5,442,559        492,020          759,670

Net increase (decrease)
  in shares outstanding      (33,934,206)   (86,542,545)   105,664,935       54,286,621
---------------------------------------------------------------------------------------

----------
+ Commencement of issuance.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                       INSTITUTIONAL SHARES
                                   -------------------------------------------------------------
                                     FOR THE SIX
                                     MONTHS ENDED            FOR THE YEARS ENDED APRIL 30,
                                   OCTOBER 31, 2002  -------------------------------------------
                                     (UNAUDITED)        2002           2001           2000
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                  $    1.00     $     1.00     $     1.00     $     1.00

Net investment income                      0.007          0.026          0.059          0.051

Dividends from net
  investment income                       (0.007)        (0.026)        (0.059)        (0.051)

NET ASSET VALUE,
  END OF PERIOD                        $    1.00     $     1.00     $     1.00     $     1.00

TOTAL INVESTMENT RETURN(1)                  0.75%          2.65%          6.02%          5.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end
  of period (000's)                    $ 139,693     $  173,626     $  260,164     $  121,897

Expenses to average net
  assets, net of fee
  waivers/reimbursements
  from advisor                              0.29%*         0.29%          0.29%          0.29%

Expenses to average net
  assets, before fee
  waivers/reimbursements
  from advisor                              0.49%*         0.46%          0.38%          0.33%

Net investment income to
  average net assets,
  net of fee waivers/
  reimbursements from
  advisor                                   1.48%*         2.70%          5.68%          5.10%

Net investment income to
  average net assets,
  before fee waivers/
  reimbursements from
  advisor                                   1.28%*         2.53%          5.59%          5.06%

+   Commencement of issuance.
*   Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for a period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                       12

                                        INSTITUTIONAL SHARES                    SELECT SHARES
                                   -----------------------------     -----------------------------------
                                                                       FOR THE SIX        FOR THE PERIOD
                                   FOR THE YEARS ENDED APRIL 30,       MONTHS ENDED        MAY 23, 2001+
                                   -----------------------------     OCTOBER 31, 2002      TO APRIL 30,
                                       1999             1998           (UNAUDITED)             2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD              $       1.00     $       1.00        $        1.00       $       1.00

Net investment income                     0.049            0.052                0.008              0.024

Dividends from net
  investment income                      (0.049)          (0.052)              (0.008)            (0.024)

NET ASSET VALUE,
  END OF PERIOD                    $       1.00     $       1.00        $        1.00       $       1.00

TOTAL INVESTMENT RETURN(1)                 5.04%            5.32%                0.80%              2.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end
  of period (000's)                $    138,783     $    100,140        $     159,950       $     54,288

Expenses to average net
  assets, net of fee
  waivers/reimbursements
  from advisor                             0.28%            0.30%                0.19%*             0.19%*

Expenses to average net
  assets, before fee
  waivers/reimbursements
  from advisor                             0.33%            0.59%                0.39%*             0.36%*

Net investment income to
  average net assets,
  net of fee waivers/
  reimbursements from
  advisor                                  4.90%            5.21%                1.58%*             2.17%*

Net investment income to
  average net assets,
  before fee waivers/
  reimbursements from
  advisor                                  4.85%            4.91%                1.38%*             2.00%*

TRUSTEES

E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander
Richard Q. Armstrong
David J. Beaubien
Richard R. Burt
Meyer Feldberg
George W. Gowen
William W. Hewitt, Jr.
Morton L. Janklow
Frederic V. Malek
Carl W. Schafer
William D. White

PRINCIPAL OFFICERS

Brian M. Storms
PRESIDENT

Amy R. Doberman
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

Susan P. Ryan
VICE PRESIDENT

INVESTMENT ADVISOR AND ADMINISTRATOR

UBS PaineWebber Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

SUB-ADVISOR, SUB-ADMINISTRATOR AND PRINCIPAL UNDERWRITER

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

(C) 2003 UBS Global Asset Management (US) Inc. All rights reserved.

[UBS LOGO]                                                       Presorted
UBS GLOBAL ASSET MANAGEMENT (US) INC.                            Standard
51 West 52nd Street                                            U.S. Postage
New York, NY 10019-6114                                            PAID
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